UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                     FEBRUARY 28, 2001 (FEBRUARY 28, 2001)

                               AMC FINANCIAL, INC.
              Exact Name of Registrant as Specified in its Charter


       DELAWARE                    0-27314                11-2994671
 State of Incorporation     Commission File Number     I.R.S. Employer
    or Organization                                   Identification No.


        11111 WILCREST GREEN
             SUITE 250
           HOUSTON, TEXAS
   Address of Principal Executive                        77042
              Offices                                  (Zip Code)

                                 (713) 787-0100
                         Registrant's telephone number,
                               including area code

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.

ITEM 5.  OTHER EVENTS.

On September 12, 2000, at the annual meeting of shareholders, the shareholders of the company approved the plan of liquidation and dissolution previously adopted and recommended by the Board of Directors.

The Board of Directors has continued efforts to implement the plan of liquidation and dissolution previously approved by the shareholders. With the advice of outside counsel, the Board of Directors has determined that as of January 1, 2001, the company had fewer than 300 "holders of record," as that term is defined in the Securities Exchange Act of 1934 (the "Act") and the regulations and interpretations of the Act issued by the Securities and Exchange Commission ("SEC"). Therefore, on March 15, 2001, or as soon thereafter as practicable, the company will file a certification on SEC Form 15 to suspend the company from the duty of further SEC reporting.

Based on this suspension from the reporting requirements of the Act, the company will not file an annual report on Form 10-K as of December 31, 2000. Instead, the company intends to send an annual report to the shareholders on or about March 31, 2001, or as soon thereafter as practicable. The annual report will be based on the company's audited financial statements as of December 31, 2000, and generally will be in the form of a Form 10-K the company would have filed with the SEC if the company had not suspended its SEC reporting duties. The company intends to send reports of liquidation activities to shareholders at least semi-annually in the future.

The Board of Directors also has determined that formation of a liquidating trust is not in the best interests of the shareholders at this time. Formation of a liquidating trust would add an organizational layer that would entail additional legal and accounting costs, without meaningful cost savings, in comparison with maintaining the company as a corporation. The Board of Directors may determine in the future that a liquidating trust is the appropriate form to liquidate the remaining assets of the company.

The Board of Directors also has determined that the company will prepare audited financial statements for fiscal years 2001 and 2002. The Board of Directors will evaluate the need for audited financial statements in subsequent years, based upon the amount and value of assets remaining to be liquidated and the scope and character of liquidation activities in the year.

On October 12, 2000, the company paid an initial liquidating dividend in the amount of $3.80 per share to shareholders of record on October 2, 2000. At a special meeting on February 28, 2001, the Board of Directors of the Company declared that an additional liquidating dividend in the amount of $3.35 per share shall be paid on or about March 30, 2001, to shareholders of record on March 16, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Exhibits.  The following exhibits are filed as part of this report:

            None.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:      February 28, 2001

                                    AMC FINANCIAL, INC.


                                    By: /S/ D. RICHARD THOMPSON
                                        -------------------------------------
                                        D. Richard Thompson
                                        Chief Executive Officer and President